UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 26, 2025

SJW Group
(Exact name of registrant as specified in its charter)

Delaware	001-8966	77-0066628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 West Taylor Street,	San Jose,	CA	95110
(Address of principal executive offices)			(Zip Code)
(408) 279-7800
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SJW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

    Emerging growth company ☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on February 26, 2025, SJW Group (the "Company") appointed Andrew F. Walters, the Company's current Chief Financial Officer and Treasurer, to the position of Chief Executive Officer, effective July 1, 2025. Eric W. Thornburg will retire as Chief Executive Officer and President of the Company, also effective July 1, 2025. Mr. Thornburg will continue to serve as non-executive Chair of the Board and will receive an annual cash retainer of $225,000 in this capacity.

In connection with Mr. Walters' appointment, the Executive Compensation Committee (the "Committee") approved the following components of his compensation, effective July 1, 2025: an annual base salary of $685,000, a target annual incentive cash compensation opportunity of 95% of base salary, and a target annual long-term incentive opportunity of $1,150,000, subject to the terms of the Company's 2023 Long-Term Incentive Plan (the "Plan").

In addition, in order to further strengthen the leadership structure of the Company, on February 26, 2025, the Board made the following other executive appointments: Bruce Hauk, the Company's Chief Operating Officer, will also serve as President of the Company and Kristen Johnson, the Company's Senior Vice President and Chief Administrative Officer, will also step into the role of President of the Shared Services organization, in each case, effective July 1, 2025. In connection with these promotions, the Committee approved the following components of compensation for Mr. Hauk and Ms. Johnson, respectively: an annual base salary of $553,725 and $543,375, a target annual incentive cash compensation opportunity of 57.5% and 47.5% of base salary. Mr. Hauk and Ms. Johnson will also receive a retention award in the form of restricted stock units, with a grant date value of $110,745 and $108,675, respectively, which will cliff-vest on the two-year anniversary of the date of grant, subject to the terms of the Plan.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Description of Document

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within Inline XBRL document

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SJW GROUP

Date: March 3, 2025	/s/ Marisa Joss
Marisa Joss, Deputy General Counsel and Corporate Secretary